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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 25, 2006

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         CALIFORNIA                  0-51027                     33-0459135
         ----------                 ---------                    ----------
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 25, 2006, the registrant, Consumer Portfolio Services, Inc., acting pursuant to authorization of the compensation committee of its board of directors, granted employee stock purchase options to its officers, directors and certain other employees. Such grants for the Company's chief executive officer and the four remaining most highly paid executive officers identified in the registrant's proxy statement for its 2006 annual meeting are as follows:

Name                                Title(s)                                                    Shares
----                                --------                                                    ------
Charles E. Bradley, Jr.             Chairman of the Board of Directors, President &             80,000
                                    Chief Executive Officer

Curtis K. Powell                    Senior Vice President - Originations & Marketing            40,000


Robert E. Riedl                     Senior Vice President & Chief Investment Officer            40,000


Jeffrey P. Fritz                    Senior Vice President & Chief Financial Officer             40,000


Chris Terry                         Senior Vice President - Asset Recovery                      40,000

Each such option allows the holder to purchase up to the number of shares of the registrant's common stock set forth in the table above, at a price equal to $6.85 per share, subject to vesting over a five-year period, to continued service with the registrant, and to other conditions set forth in the registrant's 2006 Long-Term Equity Incentive Plan. Such options are to become exercisable in five equal annual increments commencing October 25, 2007, and expire on October 25, 2016.

The registrant's twelve vice presidents, and its one senior vice president who is not among its five most highly-compensated officers, were granted options on the same terms, with respect to 20,000 shares as to each vice president, and with respect to 40,000 shares as to the one senior vice president.

In addition to the options granted to officers and other employees, the registrant granted to each of its non-employee directors an option to purchase 20,000 shares of its common stock, at $6.85 per share, exercisable in full at any time from April 25, 2007 through October 25, 2016, subject to continued service with the registrant and to other conditions of the registrant's 2006 Long-Term Equity Incentive Plan.

The registrant also modified its director compensation policies. Effective November 1, 2006, non-employee directors will receive a monthly retainer of $3500, plus an additional retainer for service on board committee(s). The additional retainer is $1000 per month for the chairman of each committee, and $500 per month for other members of each committee.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information provided in Item 1.01 of this report is incorporated by reference in response to this item, because it relates to the compensation of certain officers and directors.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     CONSUMER PORTFOLIO SERVICES, INC.


Dated: October 31, 2006              By: /s/ Charles E. Bradley, Jr.
                                         ---------------------------------------
                                         Charles E. Bradley, Jr.
                                         President and Chief Executive Officer

                                         Signing on behalf of the registrant
                                         and as principal executive officer


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